UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2007
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California 94587 (Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01	Entry into a Material Definitive Agreement
On December 28, 2007, the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”), based on the recommendation of the Compensation Committee of the Board, approved a new form of option agreement under the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan (the “Plan”) for stock options granted to non-employee directors in connection with their serving on the Board (“Director Options”) and ratified the current form of option agreement under the Plan for stock options granted to non-employee directors in connection with their serving on committees of the Board (“Committee Options”).
The form of option agreement for Director Options is attached hereto as Exhibit 10.1 and the form of option agreement for Committee Options is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Form of Option Agreement for Director Options.

10.2	Form of Option Agreement for Committee Options.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ George Stuart
George Stuart
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of Option Agreement for Director Options.

10.2	Form of Option Agreement for Committee Options.